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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    MARCH 30, 2000


                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



       CALIFORNIA                    0-18225            77-0059951
(State or other jurisdiction       (Commission        (IRS Employer
      of incorporation)            File Number)      Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
     (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000
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ITEM 5. OTHER EVENTS

     On March 30, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of Altiga Networks, Inc. of Franklin, Massachusetts. A copy of the press release issued by the Registrant on March 30, 2000 concerning the foregoing transaction is filed herewith as Exhibits 20.1 and is incorporated herein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CISCO SYSTEMS, INC.

Dated:  March 31, 2000               By: /s/ LARRY R. CARTER
                                         --------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number         Description of Document

20.1 Press Release of Registrant, dated March 30, 2000, announcing the completion of the acquisition by Registrant of Altiga Networks, Inc.



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